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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                     ______________________

                        FORM 8-A/A No. 1

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
             PURSUANT TO SECTION 12(b) OR (g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                         FRONTLINE LTD.

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       (Exact name of Issuer as specified in its chapter)

Bermuda                                N/A
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(State of incorporation                (IRS Employer
or organization)                       Identification No.)

Mercury House
101 Front Street
Hamilton, HM 12, Bermuda
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(Address of principal                                  (Zip Code)
executive offices)

    If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General
Instruction A(c)(1) please check the following box.

    If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class          Name of each exchange on
to be so registered          which each class is to be registered
-------------------          ------------------------------------

Ordinary Shares ($2.50       New York Stock Exchange
  par value)

Ordinary Share           New York Stock Exchange
Purchase Rights




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Securities to be registered pursuant to Section 12(g) of the Act:

                              None
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                        (Title of Class)
















































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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

         The following sections of the Company's Registration Statement on Form F-1 (Registration No. 33-70158), including amendments thereto, filed with the Securities and Exchange Commission on October 13, 1993, are hereby incorporated by reference:

         1.   Prospectus Summary (p. 3);
         2.   Description of Share Capital (p. 48);
         3.   Foreign Issuer Considerations (p. 66);

      The following section of the Company's Registration
         Statement on Form 8-A filed with the Securities and Exchange Commission on December 9, 1996, is hereby incorporated by reference:

         4. Item 1. Description of Registrant's Securities to be Registered;

         The following section of the Company's Registration Statement on Form F-4 (Registration No. 333-08608), including amendments thereto, filed with the Securities and Exchange Commission on April 7, 1998, are hereby incorporated by reference:

      5.   Rights Plan (p. 71) and Exhibit 4.2;

         The following section of the Company's Annual Report on Form 20-F, including amendments thereto, filed with the Securities and Exchange Commission on June 13, 2001, is hereby incorporated by reference:

      6.   Taxation (p. 46).


Item 2.  Exhibits            Description
         --------            -----------

         1 Memorandum of Association of the Company which is hereby incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form F-1 (Registration No. 33-70158), including exhibits thereto, filed with the Securities and
                             Exchange Commission on October 12,
                             1993.




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         2                   Amended and Restated Bye-Laws of the
                             Company which is hereby incorporated
                             by reference to Exhibit 3.2 in the
                             Registration Statement on Form F-4
                             (Registration No. 333-08608),
                             including exhibits thereto, filed
                             with the Securities and Exchange
                             Commission on April 7, 1998.

         3 Rights Agreement between the Company and the Bank of New York which is hereby incorporated by reference to
                             Exhibit 4.2 in the Registration
                             Statement on Form F-4 (Registration
                             No. 333-08608), including exhibits
                             thereto, filed with the Securities
                             and Exchange Commission on April 7,
                             1998.

         4                   Ordinary Share Certificate
                             (specimen) of the Company.
































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                            SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  July 30, 2001            FRONTLINE LTD.



                                 By: /s/ Kate Blankenship
                                     _____________________
                                     Kate Blankenship
                                     Secretary






































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